UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2007

SYMYX TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Central Expressway		95051
Santa Clara, California		(Zip Code)
(Address of principal executive offices)

(408) 764-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Symyx Technologies, Inc., a Delaware corporation (the “Company”), is filing this amendment to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 4, 2007 (the “Initial Form 8-K”), as amended by Form 8-K/A filed on October 30, 2007, for the purpose of providing information not available at the time of the Initial Form 8-K.

The Company disclosed in the Initial Form 8-K the completion of the purchase of all of the outstanding capital stock of MDL Information Systems, Inc., a Delaware corporation, MDL Information Systems AG, a company organized under the laws of Switzerland, MDL Information Systems KK, a company organized under the laws of Japan, and MDL Information Systems (Sweden) AB, a company organized under the laws of Sweden, along with certain assets of Elsevier Limited, a company organized under the laws of England and Wales, and MDL Information Systems (UK) Limited, a company organized under the laws of England and Wales (collectively, the “MDL Information Systems Business”).  Pursuant to Items 9(a) and 9(b) of Form 8-K, the Company is now filing an amended Form 8-K to disclose financial statements of the business acquired and pro forma financial information with respect to the acquisition of the MDL Information Systems Business.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

MDL Information Systems Business’ audited combined financial statements as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 and its unaudited combined financial statements as of September 30, 2007 and for the nine-month periods ended September 30, 2007 and 2006, filed as Exhibit 99.1.

(b)	Pro Forma Financial Information.

Unaudited condensed combined pro forma financial information with respect to the acquisition of the MDL Information Systems Business, filed as Exhibit 99.2.

(c)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors
99.1
MDL Information Systems Business (carved-out operations of certain product lines of Elsevier, Inc.) audited combined financial statements as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, and its unaudited combined financial statements as of September 30, 2007 and for the nine-month periods ended September 30, 2007 and 2006

99.2	Unaudited condensed combined pro forma financial statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: December 17, 2007	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors
99.1
MDL Information Systems Business (carved-out operations of certain product lines of Elsevier, Inc.) audited combined financial statements as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, and its unaudited combined financial statements as of September 30, 2007 and for the nine-month periods ended September 30, 2007 and 2006

99.2	Unaudited condensed combined pro forma financial statements